SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2006

                                       CW

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2005-10)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2006


                                       CW


                          By: /s/ Maria Tokarz
                              ------------------------------
                          Name:   Maria Tokarz
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated January 25, 2006


                             Payment Date: 01/25/06


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               Mortgage Pass-Through Certificates, Series 2005-10
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        191,264,767.56    5.500000%       407,372.80    876,630.18    1,284,002.98       0.00       0.00
                        A2         44,250,000.00    5.500000%             0.00    202,812.50      202,812.50       0.00       0.00
                        A3         27,000,000.00    5.500000%             0.00    123,750.00      123,750.00       0.00       0.00
                        A4          3,000,000.00    5.500000%             0.00     13,750.00       13,750.00       0.00       0.00
                        PO          1,026,057.44    0.000000%         1,279.35          0.00        1,279.35       0.00       0.00
Residual                AR                  0.00    5.500000%             0.00          0.12            0.12       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           6,097,061.59    5.500000%         6,367.31     27,944.87       34,312.17       0.00       0.00
                        B1          1,784,505.83    5.500000%         1,863.60      8,178.99       10,042.59       0.00       0.00
                        B2          1,040,961.74    5.500000%         1,087.10      4,771.07        5,858.18       0.00       0.00
                        B3            594,835.28    5.500000%           621.20      2,726.33        3,347.53       0.00       0.00
                        B4            446,126.46    5.500000%           465.90      2,044.75        2,510.65       0.00       0.00
                        B5            595,029.18    5.500000%           621.40      2,727.22        3,348.62      -0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        277,099,345.09     -              419,678.67  1,265,336.03    1,685,014.70     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        190,857,394.77              0.00
                                A2         44,250,000.00              0.00
                                A3         27,000,000.00              0.00
                                A4          3,000,000.00              0.00
                                PO          1,024,778.09              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           6,090,694.29              0.00
                                B1          1,782,642.23              0.00
                                B2          1,039,874.63              0.00
                                B3            594,214.08              0.00
                                B4            445,660.56              0.00
                                B5            594,407.78              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        276,679,666.42     -
--------------------------------------------------------------------------------

                             Payment Date: 01/25/06


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               Mortgage Pass-Through Certificates, Series 2005-10
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    191,264,767.56     5.500000% 12669GYL9     1.903611      4.096403    891.856985
                           A2     44,250,000.00     5.500000% 12669GYM7     0.000000      4.583333  1,000.000000
                           A3     27,000,000.00     5.500000% 12669GYN5     0.000000      4.583333  1,000.000000
                           A4      3,000,000.00     5.500000% 12669GYPO     0.000000      4.583333  1,000.000000
                           PO      1,026,057.44     0.000000% 12669GYQ8     1.163363      0.000000    931.866854
Residual                   AR              0.00     5.500000% 12669GYR6     0.000000      1.249726      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       6,097,061.59     5.500000% 12669GYS4     1.035335      4.543881    990.356794
                           B1      1,784,505.83     5.500000% 12669GYT2     1.035335      4.543881    990.356794
                           B2      1,040,961.74     5.500000% 12669GYU9     1.035335      4.543881    990.356794
                           B3        594,835.28     5.500000% 12669GYV7     1.035335      4.543881    990.356794
                           B4        446,126.46     5.500000% 12669GYW5     1.035335      4.543881    990.356794
                           B5        595,029.18     5.500000% 12669GYX3     1.035335      4.543881    990.356794
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     277,099,345.09       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               Mortgage Pass-Through Certificates, Series 2005-10
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       276,679,666.42   276,679,666.42
Loan count                    530              530
Avg loan rate           5.860538%             5.86
Prepay amount          130,239.92       130,239.92

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        46,183.22        46,183.22
Sub servicer fees            0.00             0.00
Trustee fees             2,078.25         2,078.25


Agg advances                  N/A              N/A
Adv this period         22,319.52        22,319.52

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                6,000,000.00     6,000,000.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.193454%           100.000000%            266,540,825.01
   -----------------------------------------------------------------------------
   Junior            3.806546%             0.000000%             10,547,493.56
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           6                 3,128,475.99
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             1                   644,332.27

Totals:                                 7                 3,772,808.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            1,685,014.70          1,685,014.70
Principal remittance amount              419,678.67            419,678.67
Interest remittance amount             1,265,336.03          1,265,336.03